                                  EXHIBIT (21)

                         SUBSIDIARIES OF THE REGISTRANT

                              As of March 1, 1999

                                                                Jurisdiction in
                                                               Which Incorporated
                                                               ------------------
Subsidiaries
------------
AmerSig Graphics, Inc.........................................      Delaware
CHB Holdings, Inc.............................................      Delaware
Country Harvest Buffet Restaurants, Inc.......................      Delaware
D.I.B., L.L.C.................................................      Delaware
  DIB, Inc....................................................      Delaware
First Cove Investors, Inc.....................................      Delaware
F.O. Building Corp............................................      Delaware
GlobaLease, Inc...............................................      Delaware
Heller-ABB1, Inc..............................................      Delaware
Heller Advisory Corporation...................................      Delaware
  Heller Investimenti S.r.l...................................       Italy
Heller Affordable Housing, Inc................................      Delaware
Heller Affordable Housing of Florida, Inc.....................      Florida
Heller Air I, Inc.............................................      Delaware
Heller Air IV, Ltd............................................      Bermuda
Heller Capital Markets Group, Inc.............................      Delaware
Heller Capital Management, Inc................................      Delaware
  Brand B Investments L.L.C...................................      Delaware
    Rio Negro Comercio e Participacoes Ltda...................       Brazil
      Heller do Brasil--Participacoes S/C, Ltda...............       Brazil
  Brazil Investment, L.L.C....................................      Delaware
  Heller Capital Advisers, Inc................................      Delaware
Heller Current Asset Management, Inc..........................      Delaware
Heller Delaware Holdings, Inc.................................      Delaware
Heller Equity Capital Corporation.............................      Delaware
  Amspec, L.P.................................................      Delaware
  Heller Investments, Inc.....................................      Delaware
  H.E. Two Corporation........................................      Delaware
    H.E. One Corporation......................................      Delaware
  TWC Holding Corp............................................      Delaware
    WC Acquisition Corp.......................................     Minnesota
  Kroy Holding Company........................................      Delaware
Heller Financial Capital Funding, Inc.........................      Delaware
Heller Financial Commercial Mortgage Asset Corp...............      Delaware
Heller Financial Leasing, Inc.................................      Delaware
  NCM, L.P....................................................      Delaware
    Carlos Murphy's, Inc......................................      Delaware
Heller Financial Real Estate Services, Inc....................      Delaware
Heller First Capital Corp.....................................      Delaware
  Heller SBA Funding Corp.....................................      Delaware
Heller Funding Corporation....................................      Delaware
Heller Funding Corporation II.................................      Delaware
Heller International Group, Inc...............................      Delaware
  Heller Asia Capital Ltd.....................................     Singapore
  Heller de Chile, S.A........................................       Chile
  Heller Europe Limited.......................................   United Kingdom
    Heller Financial Limited..................................   United Kingdom

                                                               Jurisdiction in
                                                              Which Incorporated
                                                              ------------------
    Heller Global Vendor Finance Canada, Inc.................       Canada
    Heller Global Vendor Finance France, SNC.................       France
    Heller Global Vendor Finance Germany GmbH................      Germany
    Heller Global Vendor Finance Switzerland, A.G............    Switzerland
    Heller Global Vendor Finance U.K., Ltd...................   United Kingdom
    Heller Global Vendor Funding, Ltd........................   United Kingdom
    Advance I.T. Limited.....................................   United Kingdom
  Heller Financial Services Limited..........................     Australia
    S.H. Lock Acceptances Limited............................     Australia
    Heller Equipment Finance Limited.........................     Australia
    Heller Commercial Services Pty. Limited..................     Australia
    Heller Financial Services Superannuation Pty. Limited....     Australia
    Heller Research Pty. Limited.............................     Australia
  Heller Holding France, S.A.................................       France
    Factofrance Heller, S.A..................................       France
      Cofacredit.............................................       France
      Factobail, S.A.........................................       France
  Heller Thai Holding Company Limited........................      Thailand
  Heller SGPS, Lda...........................................      Portugal
  HIG Asia Pacific Management Pte Ltd........................     Singapore
Heller Latin America Holdings, Inc...........................      Delaware
  Heller Operacion, S.A. de CV...............................       Mexico
Heller Mezzanine Funding Corp................................      Delaware
Heller North America Holdings, Inc...........................     California
  Heller Financial (Mexico), S.A. de C.V.....................       Mexico
Heller NFP, Inc..............................................      Illinois
Heller Orland Park, Inc......................................      Delaware
Heller Public Finance, L.L.C.................................      Delaware
Heller Real Estate Holdings, Inc.............................      Delaware
Heller Small Business Lending Corp...........................      Delaware
Heller Trade Receivables Holding, Inc........................      Delaware
Heller Vacation Ownership Corp...............................      Delaware
HF1, Inc.....................................................      Delaware
HF2, Inc.....................................................      Delaware
HF4, Inc.....................................................      Delaware
HF5, Inc.....................................................      Delaware
HF6, Inc.....................................................      Delaware
KDM, LLC.....................................................      Delaware
  KDM, Inc...................................................      Delaware
  KDAM Properties, Inc.......................................      Delaware
Lorch/Wedlo Financial, Inc...................................      Delaware
NCMR, Inc....................................................      Delaware
  Famous Restaurants, Inc....................................      Delaware
NFMR, Inc....................................................      Delaware
Realty Holdings Co., Inc.....................................      Delaware
  Electronic Real Estate Holdings, Inc.......................      Delaware
Sharonville Hotel, Inc.......................................      Delaware
SRHL, Inc....................................................      Delaware
Tallahassee Building Corp....................................      Delaware

  The names of all other subsidiaries of the Company are omitted because such unnamed subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.